UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 25, 2000



                          ARAHOVA COMMUNICATIONS, INC.

              (Successor by Merger to Century Communications Corp.)
             (Exact name of registrant as specified in its charter)

                         Commission File Number: 0-16899


             Delaware                                 25-1844576
    (State or other jurisdiction of                 (I.R.S. Employer
     incorporation or organization)                Identification No.)


                        One North Main Street

                           Coudersport, PA              16915-1141
               (Address of principal executive offices) (Zip code)


                                  814-274-9830
               (Registrant's telephone number including area code)

Item 8. Change in Fiscal Year

         On May 25, 2000, the Board of Directors of the Registrant elected to change its fiscal year from a year ending on May 31 to a year ending on December
31. The decision was made to conform to industry group standards and for certain administrative purposes. The change will first be effective with respect to the fiscal year ended December 31, 1999. No later than ninety days following May 25, 2000, the Registrant will file with the Securities and Exchange Commission a Report on Form 10-KT covering the seven-month transition period of June 1, 1999 to December 31, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   ARAHOVA COMMUNICATIONS, INC.

Date: June 6, 2000                 By: /s/ Timothy J. Rigas
                                           ----------------
                                           Timothy J. Rigas
                                           Executive Vice President, Treasurer
                                           and Chief Financial Officer